UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08603

Name of Fund: BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive
      Officer, BlackRock Debt Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/29/2008

Date of reporting period: 03/01/2007 - 02/29/2008

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock Debt Strategies Fund, Inc. (DSU)                             BLACKROCK

ANNUAL REPORT | FEBRUARY 29, 2008

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents

================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summary .............................................................     4
The Benefits and Risks of Leveraging .....................................     5
Swap Agreements ..........................................................     5
Financial Statements:
    Schedule of Investments ..............................................     6
    Statement of Assets and Liabilities ..................................    15
    Statement of Operations ..............................................    15
    Statements of Changes in Net Assets ..................................    16
    Statement of Cash Flows ..............................................    17
Financial Highlights .....................................................    18
Notes to Financial Statements ............................................    19
Report of Independent Registered Public Accounting Firm ..................    24
Important Tax Information (Unaudited) ....................................    24
Automatic Dividend Reinvestment Plan .....................................    25
Officers and Directors ...................................................    26
Additional Information ...................................................    30


2        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008

A Letter to Shareholders

Dear Shareholder

Financial markets weathered intense bouts of volatility in 2007, only to enter 2008 with no relief. January and February proved to be trying months for equities, but strong ones for some areas of the bond market, as fears of an economic recession swelled. The Federal Reserve Board (the "Fed"), after cutting the target federal funds rate 100 basis points (1%) between September 2007 and year-end, more than matched those cuts in January alone. Responding to a slowing economy and continued fallout from chaos in the credit markets, the Fed cut interest rates 75 basis points in a rare unscheduled session on January 22, and followed with a 50-basis-point cut at its regular meeting on January 30. Another 75-basis-point cut on March 18 brought the target rate to 2.25%.

Reverberations from the U.S. subprime mortgage collapse, and the associated liquidity and credit crisis, continue to permeate global financial markets. The S&P 500 Index of U.S. stocks was down in February, marking the fourth consecutive month of negative returns. International markets, while not unscathed, generally have outperformed their U.S. counterparts so far in 2008. Emerging markets, benefiting from stronger economic growth rates, have done particularly well. In fixed income markets, fears related to the economic slowdown and related credit crisis have led to a prolonged flight to quality. Investors have largely shunned bonds associated with the housing and credit markets in favor of higher-quality government issues. The yield on 10-year Treasury issues, which touched 5.30% in June 2007 (its highest level in five years), fell to 4.04% by year-end and to 3.53% by the end of February, while prices correspondingly rose.

After setting a new-issuance record in 2007, supply in the municipal bond market has been on the decline for four consecutive months (measured year over year). The market has struggled with concerns around the creditworthiness of monoline bond insurers and the failure of auctions for auction rate securities, driving yields higher and prices lower across the curve. By period-end, municipal bonds were trading at higher yields than their Treasury counterparts, a very unusual occurrence by historical standards.

Against this backdrop, the major benchmark indexes posted mixed results for the current reporting period, generally reflecting heightened investor risk aversion:

Total Returns as of February 29, 2008                                                  6-month     12-month
===========================================================================================================
U.S. equities (S&P 500 Index)                                                          - 8.79%     - 3.60%
-----------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                           -12.91      -12.44
-----------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                      - 4.71      + 0.84
-----------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                               + 5.67      + 7.30
-----------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         - 0.60      - 1.17
-----------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)    - 1.39      - 3.08
-----------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today's volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC


                                                                               3
THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of February 29, 2008

Investment Objective

BlackRock Debt Strategies Fund, Inc. (DSU) seeks to provide current income by investing primarily in a diversified portfolio of U.S. companies' debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's) or unrated debt instruments of comparable quality.

Performance

For the year ended February 29, 2008, the Fund returned -17.13% based on market price, with dividends reinvested. The Fund's return based on net asset value ("NAV") was -11.72%, with dividends reinvested. For the same period, the Lipper High Current Yield Funds (Leveraged) category posted a return of -16.04% on a NAV basis. Fund performance was hampered by an overweight investment in CCC-rated issues, whose spreads widened more than higher-rated securities during the period. The Fund's large leverage position (approximately 25% of total assets invested) and the poor performance of bank loans also were significant detractors from performance.

Fund Information

Symbol on New York Stock Exchange ............................          DSU
Initial Offering Date ........................................    March 27, 1998
Yield on Closing Market Price as of February 29, 2008 ($5.43)*        11.71%
Current Monthly Distribution per share of Common Stock** .....         $.053
Current Annualized Distribution per share of Common Stock** ..         $.636
Leverage as of February 29, 2008*** ..........................          25%
--------------------------------------------------------------------------------

* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
**    The distribution is not constant and is subject to change.
*** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value:

--------------------------------------------------------------------------------
                           2/29/08     2/28/07      Change       High       Low
--------------------------------------------------------------------------------
Market Price ...........    $5.43       $7.28      (25.41%)     $7.44      $4.72
Net Asset Value ........    $5.57       $7.01      (20.54%)     $7.08      $5.50
--------------------------------------------------------------------------------

The following charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:

================================================================================
Portfolio Composition
--------------------------------------------------------------------------------
Asset Mix                                                2/29/08         2/28/07
--------------------------------------------------------------------------------
Corporate Bonds .......................................    57%             70%
Floating Rate Loan Interests ..........................    39              28
Common Stocks .........................................     3               2
Preferred Stocks ......................................     1              --
--------------------------------------------------------------------------------

================================================================================
Credit Quality Allocations*
--------------------------------------------------------------------------------
Credit Rating                                            2/29/08         2/28/07
--------------------------------------------------------------------------------
BBB/Baa                                                     1%              1%
BB/Ba .................................................    13              11
B/B ...................................................    50              61
CCC/Caa ...............................................    19              15
CC/Ca .................................................     3               1
D .....................................................     1               1
Not Rated .............................................     9               8
Other** ...............................................     4               2
--------------------------------------------------------------------------------
* Using the higher of Standard & Poor's or Moody's Investors Service ratings.
** Includes portfolio holdings in common stocks, preferred stocks, warrants and other interests.


4        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008

The Benefits and Risks of Leveraging

BlackRock Debt Strategies Fund, Inc. (the "Fund") utilizes leverage through borrowings or issuance of short-term debt securities. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for Common Stock shareholders including the likelihood of greater NAV and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings may reduce the Common Stock's yield and negatively impact its NAV and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008        5

Schedule of Investments as of February 29, 2008
                                     (Percentages shown are based on Net Assets)

                                                               Par
Corporate Bonds                                               (000)       Value
===================================================================================
Aerospace & Defense -- 1.9%
Alliant Techsystems, Inc., 3%
  due 8/15/2024 (a)(b)                                USD     5,000   $   7,443,750
Vought Aircraft Industries, Inc., 8%
  due 7/15/2011                                               4,447       4,119,034
                                                                      -------------
                                                                         11,562,784
===================================================================================
Auto Components -- 1.1%
Allison Transmission, 11.25%
  due 11/01/2015 (b)(c)                                       1,920       1,512,060
The Goodyear Tire & Rubber Co.,
  8.625% due 12/01/2011                                           2           2,080
Lear Corp., 8.75% due 12/01/2016                              1,020         879,750
Metaldyne Corp., 11% due 6/15/2012                            9,350       3,927,000
Venture Holdings Co. LLC:
    12% due 6/01/2009 (d)                                     4,450              --
    Series B, 9.50% due 7/01/2005 (j)                         1,800             180
                                                                      -------------
                                                                          6,321,070
===================================================================================
Biotechnology -- 0.7%
Angiotech Pharmaceuticals, Inc., 6.826%
  due 12/01/2013 (e)                                          5,000       3,950,000
===================================================================================
Building Products -- 1.5%
CPG International I, Inc.:
    11.468% due 7/01/2012 (e)                                 7,500       6,225,000
    10.50% due 7/01/2013                                      1,300       1,144,000
Masonite International Corp., 11%
  due 4/06/2015                                               2,270       1,566,300
                                                                      -------------
                                                                          8,935,300
===================================================================================
Capital Markets -- 1.6%
E*Trade Financial Corp., 12.50%
  due 11/30/2017 (b)                                         10,000       9,525,000
===================================================================================
Chemicals -- 5.8%
American Pacific Corp., 9% due 2/01/2015                      1,490       1,445,300
ArCo Chemical Co., 9.80% due 2/01/2020                        3,550       2,999,750
GEO Specialty Chemicals, Inc., 13.85%
  due 12/31/2009 (a)(b)                                       9,783       7,325,021
Hanna MT Co., 6.89% due 9/22/2008 (k)                         2,500       2,500,000
Hexion U.S. Finance Corp., 7.565%
  due 11/15/2014 (e)                                          3,100       2,774,500
Ineos Group Holdings Plc, 8.50%
  due 2/15/2016 (b)                                           1,760       1,320,000
MacDermid, Inc., 9.50% due 4/15/2017 (b)                      6,360       5,596,800
NOVA Chemicals Corp., 7.863%
  due 11/15/2013 (e)                                         12,305      10,459,250
                                                                      -------------
                                                                         34,420,621
===================================================================================
Commercial Banks -- 0.5%
Investcorp SA, 7.54% due 10/21/2008                           1,500       1,505,077
Preferred Term Securities VI, Ltd., 6.54%
  due 7/03/2032 (a)(b)                                        3,500       1,417,500
                                                                      -------------
                                                                          2,922,577
===================================================================================
Commercial Services & Supplies -- 1.7%
PNA Intermediate Holding Corp., 10.065%
  due 2/15/2013 (b)(c)(e)                                     1,090         962,194
Sally Holdings LLC, 10.50%
  due 11/15/2016                                              3,043       2,769,130
US Investigations Services, Inc., 10.50%
  due 11/01/2015 (b)                                          3,400       2,822,000
===================================================================================
West Corp., 11% due 10/15/2016                                3,270       2,738,625
The Yankee Candle Company, Inc., 9.75%
  due 2/15/2017                                                 920         745,200
                                                                      -------------
                                                                         10,037,149
===================================================================================
Computers & Peripherals -- 0.3%
Viasystems, Inc., 10.50% due 1/15/2011                        1,600       1,552,000
===================================================================================
Construction Materials -- 0.8%
Nortek, Inc., 8.50% due 9/01/2014                             5,850       4,533,750
===================================================================================
Containers & Packaging -- 4.8%
Berry Plastics Holding Corp.:
    8.875% due 9/15/2014                                        665         586,862
    8.866% due 9/15/2014 (e)                                    375         296,250
Graphic Packaging International Corp.,
  9.50% due 8/15/2013                                           705         664,462
Packaging Dynamics Finance Corp., 10%
  due 5/01/2016 (b)                                           6,215       4,909,850
Smurfit Kappa Funding Plc, 7.75%
  due 4/01/2015                                              13,625      12,262,500
Smurfit-Stone Container Enterprises, Inc.:
    8.375% due 7/01/2012                                      1,600       1,504,000
    8% due 3/15/2017                                          2,600       2,301,000
Wise Metals Group LLC, 10.25%
  due 5/15/2012                                               6,325       5,898,062
                                                                      -------------
                                                                         28,422,986
===================================================================================
Distributors -- 0.3%
Buhrmann US, Inc., 7.875%
  due 3/01/2015                                               2,000       1,890,000
===================================================================================
Diversified Consumer Services -- 0.6%
NBC Acquisition Corp., 11%
  due 3/15/2013 (f)                                           3,875       3,584,375
===================================================================================
Diversified Financial Services -- 1.1%
Archimedes Funding III Ltd., 5.50%
  due 11/29/2011 (b)                                          5,744       2,871,845
Ford Motor Credit Co. LLC:
    5.80% due 1/12/2009                                         760         734,623
    7.127% due 1/13/2012 (e)                                  2,680       2,108,983
    8.708% due 4/15/2012 (e)                                    750         718,017
                                                                      -------------
                                                                          6,433,468
===================================================================================
Diversified Telecommunication
Services -- 0.4%
Qwest Corp., 6.05% due 6/15/2013 (e)                          2,675       2,574,687
===================================================================================
Electric Utilities -- 0.9%
NSG Holdings LLC, 7.75%
  due 12/15/2025 (b)                                          5,380       5,211,875
===================================================================================
Electronic Equipment &
Instruments -- 1.0%
Muzak Holdings, LLC, 13%
  due 3/15/2010 (f)                                           2,675       1,337,500
NXP BV, 7.008% due 10/15/2013 (e)                             5,520       4,457,400
                                                                      -------------
                                                                          5,794,900
===================================================================================

See Notes to Financial Statements.


6        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                               Par
Corporate Bonds                                               (000)       Value
===================================================================================
Energy Equipment & Services -- 2.3%
Compagnie Generale de Geophysique-Veritas,
  due 5/15/2015                                       USD       245   $     246,225
Ocean RIG ASA, 8.681% due 4/04/2011 (e)                       8,000       7,840,000
SemGroup LP, 8.75% due 11/15/2015 (b)                         6,300       5,859,000
                                                                      -------------
                                                                         13,945,225
===================================================================================
Food & Staples Retailing -- 0.2%
Rite Aid Corp., 9.375% due 12/15/2015                         1,910       1,480,250
===================================================================================
Gas Utilities -- 0.5%
El Paso Performance-Linked Trust, 7.75%
  due 7/15/2011 (b)                                           2,900       3,008,237
===================================================================================
Health Care Equipment & Supplies -- 3.1%
LVB Acquisition Merger Sub, Inc. (b):
    10% due 10/15/2017                                        1,200       1,240,500
    11.625% due 10/15/2017                                    1,600       1,574,000
    10.375% due 10/15/2017 (c)                                1,200       1,169,484
ReAble Therapeutics Finance LLC, 10.875%
  due 11/15/2014 (b)                                         15,000      14,175,000
                                                                      -------------
                                                                         18,158,984
===================================================================================
Health Care Providers & Services -- 0.9%
Community Health Systems, Inc. Series WI,
  8.875% due 7/15/2015                                        3,575       3,507,969
Universal Hospital Services, Inc.:
    8.288% due 6/01/2015 (e)                                    930         874,200
    8.50% due 6/01/2015 (c)                                   1,000         978,402
                                                                      -------------
                                                                          5,360,571
===================================================================================
Hotels, Restaurants & Leisure -- 8.0%
HRP Myrtle Beach Operations LLC:
    9.894% due 4/01/2012 (e)                                  5,000       4,350,000
    12.50% due 4/01/2013                                      5,000       4,450,000
    14.50% due 4/01/2014 (b)(c)                               6,418       5,647,718
Harrah's Operating Co., Inc. (b):
    10.75% due 2/01/2016                                     10,731       9,309,142
    10.75% due 2/01/2018 (c)                                  4,260       3,390,299
Little Traverse Bay Bands of Odawa Indians,
  10.25% due 2/15/2014 (b)                                    2,560       2,563,200
Pinnacle Entertainment, Inc., 7.50%
  due 6/15/2015 (b)                                           2,700       2,079,000
Shingle Springs Tribal Gaming Authority,
  9.375% due 6/15/2015 (b)                                    1,370       1,219,300
Snoqualmie Entertainment Authority, 6.936%
  due 2/01/2014 (b)(e)                                        1,015         877,975
Station Casinos, Inc., 7.75%
  due 8/15/2016                                               3,400       2,830,500
Travelport LLC, 7.701% due 9/01/2014 (e)                      2,600       2,080,000
Tropicana Entertainment LLC Series WI,
  9.625% due 12/15/2014                                       1,680         806,400
Tunica-Biloxi Gaming Authority, 9%
  due 11/15/2015 (b)                                          3,000       2,970,000
Universal City Florida Holding Co. I, 7.989%
  due 5/01/2010 (e)                                           5,300       5,094,625
                                                                      -------------
                                                                         47,668,159
===================================================================================
Household Durables -- 0.5%
Jarden Corp., 7.50% due 5/01/2017                             1,910       1,673,637
Stanley-Martin Communities LLC, 9.75%
  due 8/15/2015                                               2,250       1,080,000
                                                                      -------------
                                                                          2,753,637
===================================================================================
Independent Power Producers &
Energy Traders -- 0.9%
Energy Future Holding Corp., 11.25%
  due 11/01/2017 (b)(c)                                       3,200       3,046,034
Texas Competitive Electric Holdings Co. LLC,
  10.50% due 11/01/2016 (b)(c)                                2,400       2,255,238
                                                                      -------------
                                                                          5,301,272
===================================================================================
Insurance -- 0.6%
Alliant Holdings I, Inc., 11%
  due 5/01/2015 (b)                                           2,500       2,175,000
USI Holdings Corp., 6.94%
  due 11/15/2014 (b)(e)                                       1,630       1,273,438
                                                                      -------------
                                                                          3,448,438
===================================================================================
Leisure Equipment & Products -- 0.2%
True Temper Sports, Inc., 8.375%
  due 9/15/2011                                               2,000       1,020,000
===================================================================================
Machinery -- 1.6%
ESCO Corp., 8.866% due 12/15/2013 (b)(e)                      3,070       2,716,950
Invensys Plc, 9.875% due 3/15/2011 (b)                        3,815       4,023,848
RBS Global, Inc., 8.875% due 9/01/2016                        1,685       1,432,250
Titan International, Inc., 8% due 1/15/2012                   1,530       1,476,450
                                                                      -------------
                                                                          9,649,498
===================================================================================
Marine -- 0.3%
Navios Maritime Holdings, Inc., 9.50%
  due 12/15/2014                                                567         545,738
Titan Petrochemicals Group Ltd.,
  8.50% due 3/18/2012 (b)                                     1,760       1,425,600
                                                                      -------------
                                                                          1,971,338
===================================================================================
Media -- 8.7%
Affinion Group, Inc.:
    10.125% due 10/15/2013                                      280         274,400
    11.50% due 10/15/2015                                       800         736,000
Cablevision Systems Corp. Series B, 9.644%
  due 4/01/2009 (e)                                           5,950       5,950,000
Cadmus Communications Corp., 8.375%
  due 6/15/2014                                               2,000       1,600,000
Canadian Satellite Radio Holdings, Inc.,
  12.75% due 2/15/2014                                        5,000       4,675,000
Charter Communications Holdings LLC:
    10% due 4/01/2009                                         3,750       3,234,375
    11.125% due 1/15/2011                                     1,319         804,590
    10% due 5/15/2011                                         1,978       1,196,690
Intelsat Intermediate Holding Co. Ltd., 9.25%
  due 2/01/2015 (f)                                          10,350       8,668,125
Mediacom LLC, 9.50% due 1/15/2013                             3,875       3,390,625
NTL Cable Plc, 8.75% due 4/15/2014                              750         641,250
Network Communications, Inc., 10.75%
  due 12/01/2013                                                 20          17,600

See Notes to Financial Statements.


        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008        7

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                               Par
Corporate Bonds                                               (000)       Value
===================================================================================
Media (concluded)
Paxson Communications Corp., 7.508%
  due 1/15/2012 (b)(e)                                USD     2,800   $   2,324,000
Sinclair Broadcast Group, Inc. Class A,
  4.875% due 7/15/2018 (a)(f)                                 3,235       2,988,331
Sirius Satellite Radio, Inc., 9.625%
  due 8/01/2013                                               5,795       4,780,875
TL Acquisitions, Inc., 10.50%
  due 1/15/2015 (b)                                           5,230       4,654,700
Windstream Regatta Holdings, Inc., 11%
  due 12/01/2017 (b)                                          2,665       2,078,700
XM Satellite Radio, Inc., 7.739%
  due 5/01/2013 (e)                                           2,800       2,394,000
Young Broadcasting, Inc., 10%
  due 3/01/2011                                               2,010       1,386,900
                                                                      -------------
                                                                         51,796,161
===================================================================================
Metals & Mining -- 2.5%
Aleris International, Inc., 9%
  due 12/15/2014 (c)                                          2,735       1,991,282
Indalex Holding Corp. Series B, 11.50%
  due 2/01/2014                                               2,854       2,254,660
RathGibson, Inc., 11.25% due 2/15/2014                        4,550       4,345,250
Ryerson, Inc., 10.614%
  due 11/01/2014 (b)(e)                                       6,720       6,216,000
                                                                      -------------
                                                                         14,807,192
===================================================================================
Multi-Utilities -- 0.9%
CenterPoint Energy, Inc. Series B, 3.75%
  due 5/15/2023 (a)                                           4,142       5,451,908
===================================================================================
Oil, Gas & Consumable Fuels -- 0.8%
Chaparral Energy, Inc., 8.50%
  due 12/01/2015                                              3,000       2,550,000
Compton Petroleum Finance Corp., 7.625%
  due 12/01/2013                                              2,220       2,064,600
                                                                      -------------
                                                                          4,614,600
===================================================================================
Paper & Forest Products -- 7.5%
Abitibi-Consolidated, Inc., 8.491%
  due 6/15/2011 (e)                                           6,500       3,380,000
Ainsworth Lumber Co. Ltd. (e):
    8.58% due 10/01/2010                                     11,375       8,190,000
    8.83% due 4/01/2013 (b)                                   9,830       6,094,600
Bowater, Inc., 7.991% due 3/15/2010 (e)                       7,600       5,510,000
Domtar Corp., 7.125% due 8/15/2015                            3,775       3,548,500
NewPage Corp.:
    10% due 5/01/2012 (b)                                     2,930       2,937,325
    9.489% due 5/01/2012 (e)                                  8,000       7,840,000
    12% due 5/01/2013                                         3,325       3,275,125
Verso Paper Holdings LLC Series B, 6.989%
  due 8/01/2014 (e)                                           4,400       3,740,000
                                                                      -------------
                                                                         44,515,550
===================================================================================
Pharmaceuticals -- 1.3%
Elan Finance Plc:
    7.75% due 11/15/2011                                      3,525       3,322,313
    7.065% due 11/15/2011 (e)                                 4,825       4,426,938
                                                                      -------------
                                                                          7,749,251
===================================================================================
Real Estate Investment Trusts
(REITs) -- 0.3%
RAIT Financial Trust, 6.875%
  due 4/15/2027 (a)(b)                                        3,500       1,806,875
===================================================================================
Real Estate Management &
Development -- 1.8%
Realogy Corp.:
    10.50% due 4/15/2014                                      4,770       3,386,700
    11% due 4/15/2014 (c)                                     7,540       4,825,600
    12.375% due 4/15/2015                                     4,615       2,445,950
                                                                      -------------
                                                                         10,658,250
===================================================================================
Road & Rail -- 0.5%
Atlantic Express Transportation Corp.,
  12.455% due 4/15/2012 (b)(c)(e)                             1,250         812,500
Swift Transportation Co., Inc., 10.815%
  due 5/15/2015 (b)(e)                                        5,060       2,175,800
                                                                      -------------
                                                                          2,988,300
===================================================================================
Semiconductors & Semiconductor
Equipment -- 0.6%
Freescale Semiconductor, Inc., 9.125%
  due 12/15/2014 (c)                                          1,780       1,352,800
Spansion, Inc., 6.201%
  due 6/01/2013 (b)(e)                                        3,370       2,460,100
                                                                      -------------
                                                                          3,812,900
===================================================================================
Software -- 0.3%
BMS Holdings, Inc., 12.40%
  due 2/15/2012 (b)(c)(e)                                     2,567       1,858,624
===================================================================================
Specialty Retail -- 3.8%
Buffets, Inc., 12.50% due 11/01/2014 (d)(g)                   1,440          36,000
General Nutrition Centers, Inc.:
    10.009% due 3/15/2014 (c)(e)                              5,560       4,434,100
    10.75% due 3/15/2015                                      4,480       3,640,000
Michaels Stores, Inc.:
    10% due 11/01/2014                                        3,790       3,311,513
    11.375% due 11/01/2016                                    5,855       4,845,013
Movie Gallery, Inc., 11% due 5/01/2012 (d)(g)                21,700       5,425,000
United Auto Group, Inc., 7.75%
  due 12/15/2016                                              1,380       1,179,900
                                                                      -------------
                                                                         22,871,526
===================================================================================

See Notes to Financial Statements.


8        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                               Par
Corporate Bonds                                               (000)       Value
===================================================================================
Wireless Telecommunication Services -- 3.5%
Centennial Communications Corp., 10.479%
  due 1/01/2013 (e)                                   USD     1,905   $   1,752,600
Cricket Communications, Inc.:
    9.375% due 11/01/2014                                     2,760       2,456,400
    9.375% due 11/01/2014 (b)                                   920         818,800
Digicel Group Ltd. (b):
    8.875% due 1/15/2015                                      3,560       3,115,000
    9.125% due 1/15/2015 (b)(c)                               7,248       6,182,305
FiberTower Corp. (a):
    9% due 11/15/2012                                           350         306,688
    9% due 11/15/2012 (b)                                     2,150       1,883,938
iPCS, Inc., 5.364% due 5/01/2013 (e)                          1,250       1,000,000
Nordic Telephone Co. Holdings ApS, 8.875%
  due 5/01/2016 (b)                                           2,600       2,561,000
Orascom Telecom Finance SCA, 7.875%
  due 2/08/2014 (b)                                             755         704,944
                                                                      -------------
                                                                         20,781,675
-----------------------------------------------------------------------------------
Total Corporate Bonds
(Cost -- $538,499,963) -- 76.4%                                         455,150,963
===================================================================================

Floating Rate Loan Interests
===================================================================================
Aerospace & Defense -- 0.2%
Hawker Beechcraft Acquisition Co. LLC:
    Letter of Credit, 4.73%
      due 3/31/2014                                              39          35,972
    Term Loan, 6.83% due 3/31/2014                              458         421,934
IAP Worldwide Services, Inc. First Lien Term Loan,
  11.125% due 12/31/2012                                      1,139         939,994
                                                                      -------------
                                                                          1,397,900
===================================================================================
Airlines -- 0.7%
Delta Air Lines Credit Linked Deposit:
    4.436% due 4/30/2012                                        110          93,500
    6.832% due 4/30/2012                                      1,890       1,606,500
US Airways Group, Inc. Term Loan, 5.625%
  due 3/23/2014                                               2,000       1,566,250
United Air Lines, Inc. Term Loan B,
  5.125% - 7.125% due 1/30/2014                               1,068         896,065
                                                                      -------------
                                                                          4,162,315
===================================================================================
Auto Components -- 1.7%
Allison Transmission Term Loan,
  5.792% - 7.90% due 8/07/2014                                3,750       3,301,043
Delphi Corp. Tranche C Term Loan,
  7.188% due 7/01/2008                                        1,000         980,833
Goodyear Tire & Rubber Co., Second Lien
  Term Loan, 6.43% due 4/30/2014                              2,000       1,817,500
Intermet Corp.:
    Letter of Credit, 8.045% due
      11/08/2010                                              1,685       1,499,815
    Term Loan B, 10.146%
      due 11/08/2010                                          1,163       1,034,652
Metaldyne Corp.:
    DF Loan, 5.17% - 8.25%
      due 1/15/2012                                              87          65,192
    Term Loan B, 8.25% due 1/15/2014                            588         443,308
TRW Automotive, Inc. Term Loan B,
  4.688% - 6.875% due 12/31/2013                                995         926,843
                                                                      -------------
                                                                         10,069,186
===================================================================================
Beverages -- 0.2%
Culligan International Second Lien
  Term Loan, 8.94% - 9.56% due 5/24/2013              EUR     1,500       1,298,011
===================================================================================
Biotechnology -- 0.2%
Talecris Biotherapeutics, Inc. First Lien Term
  Loan, 6.57% - 6.63% due 12/06/2013                  USD     1,496       1,196,977
===================================================================================
Chemicals -- 1.7%
Arizona Chemical Second Lien Term Loan,
  due 2/28/2014                                                 400         230,000
Flint Group Term Loan, 7.393%
  due 12/31/2012                                              2,000       1,716,666
Huish Detergents, Inc.:
    Tranche B Term Loan, 6.83%
      due 4/15/2014                                           1,990       1,609,413
    Second Lien Term Loan, 9.08%
      due 10/15/2014                                          1,500       1,066,875
Huntsman ICI Holdings Term Loan B, 4.875%
  due 8/19/2014                                               1,636       1,551,488
Rockwood Specialties Group, Inc. Tranche E
  Term Loan, 4.744% due 7/30/2012                               617         577,755
Wellman, Inc. Second Lien Term Loan,
  due 2/10/2010 (d)(g)                                       10,000       3,166,670
                                                                      -------------
                                                                          9,918,867
===================================================================================
Commercial Services & Supplies -- 5.7%
ARAMARK Corp.:
    Letter of Credit, 4.22%
      due 1/24/2014                                             474         438,666
    Term Loan, 6.705% due 1/24/2014                           7,462       6,904,889
Euramax International Plc:
    First Lien Term Loan, 7.79%
      due 6/29/2012                                           2,436       2,063,126
    Second Lien Term Loan, 12.896%
      due 6/29/2013                                           4,500       3,063,079
Jason, Inc. Term Loan, 5.621%
  due 4/30/2010                                               1,493       1,289,147
John Maneely Co. Term Loan,
  6.345% - 7.693% due 12/08/2013                              1,348       1,166,724
NES Rentals Holdings, Inc. Second Lien,
  due 7/12/2013                                               3,020       2,627,397
RiskMetrics Group, Inc. Term Loan B, 7.08%
  due 1/11/2014                                                 744         705,295
Service Master Bridge Loan, 8.22% - 9.22%
  due 7/24/2008                                               8,670       5,982,300
Waste Services, Inc. Tranche E, 7.40%
  due 3/31/2011                                               7,000       6,510,334
West Corp. Term Loan B-2, 5.465% - 6.093%
  due 10/24/2013                                              3,960       3,359,118
                                                                      -------------
                                                                         34,110,075
===================================================================================

See Notes to Financial Statements.


        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008        9

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                               Par
Floating Rate Loan Interests                                  (000)       Value
===================================================================================
Communications Equipment -- 1.2%
Alltel Corp. Term Loan B, 5.866%
  due 5/18/2015                                       USD     7,000   $   6,345,339
SafeNet, Inc. First Lien Term Loan, 7.126%
  due 4/11/2014                                                 995         793,513
                                                                      -------------
                                                                          7,138,852
===================================================================================
Computers & Peripherals -- 0.5%
Intergraph Corp. Term Loan:
    First Lien, 5.09% - 5.125%
      due 5/29/2014                                             419         375,775
    Second Lien, 9.09% due 11/28/2014                         1,000         910,000
Reynolds and Reynolds Co. Third Lien Term
  Loan, 12.343% due 4/26/2014                                 1,500       1,365,000
                                                                      -------------
                                                                          2,650,775
===================================================================================
Construction Materials -- 0.3%
Headwaters, Inc. Term Loan B-1,
  5.17% - 6.89% due 4/30/2011                                 1,963       1,864,375
===================================================================================
Containers & Packaging -- 1.5%
Anchor Glass Container Corp. Term Loan,
  7.08% due 5/03/2013                                         2,226       2,070,568
Berry Plastics Corp. Term Loan,
  due 6/15/2014                                               8,959       6,271,010
Consolidated Container Co. LLC Second
  Lien Term Loan, 8.59% -8.75%
  due 10/15/2014                                                350         187,833
Graham Packaging Co. LP Term Loan,
  6.813% - 7.75% due 10/07/2011                                 493         445,853
                                                                      -------------
                                                                          8,975,264
===================================================================================
Distributors -- 0.2%
Keystone Automotive Operations, Inc. Term
  Loan, 6.64% - 7.451% due 1/15/2012                          1,733       1,365,787
===================================================================================
Diversified Financial Services -- 0.5%
J.G. Wentworth LLC First Lien Term Loan,
  7.093% due 4/15/2014                                        4,000       2,660,000
===================================================================================
Diversified Telecommunication
Services -- 0.8%
Winstar Communications Debtor In
  Possession, 6.366% due 12/31/2006 (j)                       3,162       4,861,377
===================================================================================
Electrical Equipment -- 0.5%
Generac Power Systems, Inc. Second Lien
  Term Loan, 10.703% due 5/15/2014                            4,000       2,726,668
===================================================================================
Energy Equipment & Services -- 1.1%
Dresser, Inc.:
    Term Loan B, 5.565% - 5.622%
      due 5/04/2014                                           2,946       2,713,093
    Second Lien Term Loan, 8.82%
      due 5/04/2015                                           2,500       2,168,750
MEG Energy Corp.:
    Delayed Draw Term Loan, 6.73%
      due 4/03/2013                                             410         369,844
    Initial Term Loan, 6.83% due 4/03/2013                    1,228       1,115,752
                                                                      -------------
                                                                          6,367,439
===================================================================================
Food & Staples Retailing -- 1.1%
Bolthouse Farms, Inc. Second Lien Term
  Loan, 10.33% due 12/01/2013                                 1,000         910,000
DSW Holdings Inc. Term Loan, 7.264%
  due 11/15/2012                                              1,000         890,000
Dole Food Co., Inc.:
    Letter of Credit, 4.247% due 4/12/2013                      324         271,982
    Term Loan B, 5.125% - 7.125%
      due 4/12/2013                                             716         601,251
    Term Loan C, 5.125% - 7.125%
      due 4/04/2013                                           2,387       2,004,170
Eight O'Clock Coffee, First Lien Term Loan,
  7.625% due 7/21/2012                                          967         927,870
McJunkin Corp. Term Loan, 8.08%
  due 1/31/2014                                                 495         466,538
Sturm Foods, Inc.:
    First Lien Term Loan, 5.813%
      due 1/30/2014                                             993         731,142
    Second Lien Term Loan, 9.313%
      due 6/30/2014                                           1,250         820,834
===================================================================================
Food Products -- 0.4%
Jetro Holdings, Inc. Term Loan, 7.19%
  due 5/11/2014                                               1,938       1,724,375
===================================================================================
Health Care Equipment & Supplies -- 0.9%
Biomet, Inc. Term Loan, 7.858%
  due 12/28/2014                                              2,000       1,911,500
ReAble Therapeutics Finance LLC Term Loan,
  7.83% due 5/20/2014                                         3,500       3,290,000
                                                                      -------------
                                                                          5,201,500
===================================================================================
Health Care Providers &Services -- 1.0%
CCS Medical First Lien Term Loan, 8.10%
  due 9/30/2012                                                 486         439,408
Community Health Systems, Inc. Term Loan B,
  5.335% due 6/18/2014                                        2,856       2,609,748
Rotech Healthcare, Inc. Term Loan,
  10.832% due 9/26/2011                                       3,328       2,895,724
                                                                      -------------
                                                                          5,944,880
===================================================================================
Hotels, Restaurants & Leisure -- 2.9%
Golden Nugget, Inc. Term Loan Second Lien,
  6.37% due 11/30/2014                                        1,500       1,125,000
Green Valley Ranch Gaming LLC Second Lien
  Term Loan, 6.335% due 8/16/2014                               750         562,500
Harrah's Operating Company, Inc.:
    Term Loan B1, 6.244% due 1/28/2015                          556         508,632
    Term Loan B2, 6.244% due 1/28/2015                          700         641,250
    Term Loan B3, 6.244% due 1/28/2015                          494         453,456
Las Vegas Sands LLC Term Loan B, 6.58%
  due 5/04/2014                                               3,184       2,827,790
OSI Restaurant Partners, Inc.:
    Incremental Term Loan, 5.438%
      due 6/14/2014                                             890         722,412
    Pre-funded RC Term Loan, 4.878%
      due 6/14/2013                                              75          61,063
QCE LLC Second Lien Term Loan, 10.58%
  due 11/05/2013                                              6,000       5,074,284

See Notes to Financial Statements.


10        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                               Par
Floating Rate Loan Interests                                  (000)       Value
===================================================================================
Hotels, Restaurants & Leisure (concluded)
Venetian Macau US Finance Co. LLC:
    Delay Draw Term Loan, 7.08%
      due 5/25/2012                                   USD     2,500   $   2,258,523
    Term Loan B, 7.08% due 5/25/2013                          3,500       3,161,932
                                                                      -------------
                                                                         17,396,842
===================================================================================
Household Durables -- 0.5%
American Residential Services Second Lien
  Term Loan, 12% due 4/17/2015                                3,000       2,955,439
===================================================================================
Household Products -- 0.7%
Spectrum Brands, Inc.:
    Letter of Credit, 2.994% due 3/30/2013                      282         251,893
    Term Loan B, 7.065% - 8.62%
      due 3/30/2013                                           4,136       3,695,242
                                                                      -------------
                                                                          3,947,135
===================================================================================
IT Services -- 2.9%
Activant Solutions Term Loan,
  6.75% - 7.50% due 5/02/2013                                 3,686       3,114,969
Alliance Data Systems Term Loan, 8.058%
  due 12/15/2014                                              6,500       6,045,000
Audio Visual Services Corp. Second Lien
  Term Loan, 8.77% due 2/18/2014                              1,000         920,000
First Data Corp.:
    Term Loan B1, 7.58% - 7.634%
      due 9/24/2014                                           2,494       2,263,928
    Term Loan B2, 7.58% due 9/24/2014                         2,000       1,813,888
    Term Loan B3, 7.58% due 9/24/2014                         2,000       1,814,000
RedPrairie Corp. Term Loan, 6.125% - 8.187%
  due 7/31/2012                                               1,187       1,044,309
                                                                      -------------
                                                                         17,016,094
===================================================================================
Independent Power Producers & Energy Traders -- 0.9%
TXU Corp.:
    Term Loan B-2, 6.478% - 6.596%
      due 10/10/2014                                          1,995       1,819,606
    Term Loan B-3, 6.478% - 6.596%
      due 10/10/2014                                          3,990       3,637,703
                                                                      -------------
                                                                          5,457,309
===================================================================================
Insurance -- 0.3%
Alliant Holdings I Inc. Term Loan,
  7.83% due 10/23/2014                                          998         887,775
USI Holdings Corp. Term Loan B, 7.58%
  due 5/15/2014                                                 995         880,575
                                                                      -------------
                                                                          1,768,350
===================================================================================
Machinery -- 1.8%
Harrington Holdings, Inc. Term Loan, 7.08%
  due 1/15/2014                                                 993         873,400
Maxim Crane Term Loan B, 5.144% -7%
  due 6/29/2014                                                 995         865,650
Navistar International Transportation Corp.:
    Revolving Credit, 4.794% - 6.501%
      due 6/30/2012                                           1,867       1,663,667
    Term Loan, 6.501% due 6/30/2012                           5,133       4,575,083
OshKosh Truck Corp. Term Loan B, 6.90%
  due 12/06/2013                                              1,975       1,838,808
Rexnord Corp. Term Loan, 12.131%
  due 3/02/2013 (c)(g)                                        1,165         815,243
                                                                      -------------
                                                                         10,631,851
===================================================================================
Media -- 11.4%
Affinion Group, Inc. Term Loan, 9.267%
  due 3/01/2012                                               4,000       3,280,000
Cequel Communications LLC:
    Second Lien Tranche B, 9.239%
      due 3/31/2015                                           9,578       7,207,522
    Term Loan, 5.07% -9.58%
      due 11/05/2013                                          1,586       1,325,609
Charter Communications Operating LLC
  Term Loan, 5.26% due 4/30/2014                             11,750      10,314,820
ClientLogic Holding Corp. Term Loan,
  5.622% - 7.343% due 1/30/2014                                 973         769,034
Easton-Bell Sports Inc. Term Loan,
  10.72% - 10.82% due 5/01/2012                               4,030       3,425,616
Ellis Communications Term Loan, 10%
  due 12/30/2011                                              6,500       6,077,500
GateHouse Media Operating, Inc.:
    Delay Draw Term Loan, 5.09% - 6.45%
      due 8/28/2014                                             592         418,900
    Term Loan, 5.09%
      due 8/28/2014                                           2,000       1,416,000
HMH Publishing:
    First Lien Bridge Term Loan, 9.141%
      due 5/15/2009                                             697         666,477
    First Lien Tranche A Term Loan, 9.141%
      due 11/14/2014                                          5,053       4,547,727
    Mezzanine Term Loan, 13.641%
      due 11/14/2014                                         18,000      15,660,000
Insight Midwest Holdings LLC Term Loan B,
  6.73% due 4/07/2014                                         5,400       4,834,690
Multicultural Radio Broadcasting Inc. Term
  Loan, 7.901% due 12/15/2012                                   445         418,300
NEP II Inc. Term Loan B, 7.108%
  due 2/16/2014                                                 992         872,562

See Notes to Financial Statements.


        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008        11

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                               Par
Floating Rate Loan Interests                                  (000)       Value
===================================================================================
Media (concluded)
Penton Media Term Loan, 8.122%
  due 2/15/2014                                       USD     1,000   $     715,000
ProSiebenSat.1 Media AG Term Loan B:
    6.77% due 6/30/2015                               EUR       500         609,534
    7.02% due 6/30/2016                                       1,000       1,048,602
Univision Communications, Inc.
  Initial Term Loan, 5.375% -5.494%
  due 9/30/2014                                       USD     4,832       4,043,264
                                                                      -------------
                                                                         67,651,157
===================================================================================
Multi-Utilities -- 0.5%
Brand Energy & Infrastructure Services, Inc.
  Term Loan B, 5.375% -7.125%
  due 2/07/2014                                                 496         461,513
Coleto Creek:
    First Lien, 7.58% due 7/31/2013                             457         399,555
    Letter of Credit, 4.73% due 7/31/2013                        32          27,866
Energy Transfer Equity LP Term Loan,
  4.878% due 11/01/2012                                         750         700,000
NE Energy Second Lien Term Loan,
  due 5/11/2014                                                 750         597,500
USPF Holdings Term Loan, 6.293% - 6.962%
  due 4/15/2014                                                 995         885,550
                                                                      -------------
                                                                          3,071,984
===================================================================================
Multiline Retail -- 0.6%
Neiman Marcus Group, Inc. Term Loan,
  4.931% - 6.90% due 4/06/2013                                3,750       3,461,385
===================================================================================
Oil, Gas & Consumable Fuels -- 1.6%
Big West Oil LLC:
    Delay Draw Term Loan, 5.375%
      due 5/15/2014                                             219         200,156
    Term Loan, 5.50% due 5/15/2014                              779         712,556
Carrizo Oil & Gas, Inc. Second Lien Term
  Loan, 9.58% due 7/21/2010                                     371         345,227
Petroleum Geo-Services ASA Term Loan,
  6.58% due 6/28/2015                                         1,990       1,847,383
SandRidge Energy, Inc. Term Loan, 8.354%
  due 4/01/2014                                               2,000       1,810,000
Scorpion Drilling Ltd. Second Lien Term Loan,
  12.406% due 5/08/2014                                       3,500       3,605,000
Western Refining Inc. Term Loan:
    due 3/15/2014                                               184         164,389
    4.994% due 3/15/2014                                      1,202       1,081,688
                                                                      -------------
                                                                          9,766,399
===================================================================================
Paper & Forest Products -- 1.5%
Boise Cascade Holdings LLC First Lien Tranche B
  Term Loan, 7.50% due 2/22/2014                              1,500       1,475,625
Verso Paper Holdings LLC Term Loan,
  due 2/01/2013 (c)(g)                                        8,195       7,252,575
                                                                      -------------
                                                                          8,728,200
===================================================================================
Pharmaceuticals -- 0.4%
Cardinal Health 409 Inc. (PTS) Term Loan,
  due 4/10/2014                                               2,985       2,462,625
===================================================================================
Real Estate Management & Development -- 1.2%
Enclave Mortgage B Note Term Loan, 6.14%
  due 3/01/2012                                               4,000       3,548,800
Georgian Towers Term Loan, 6.14%
  due 3/01/2012                                               4,000       3,464,000
Yellowstone Club First Lien, 5.496%
  due 10/15/2010                                                439         390,024
                                                                      -------------
                                                                          7,402,824
===================================================================================
Road & Rail -- 0.6%
Swift Transportation Co., Inc. Term Loan,
  due 5/10/2014                                               4,419       3,407,849
===================================================================================
Software -- 1.1%
Aspect Software Second Lien Term Loan,
  11.50% due 7/05/2012                                        8,000       6,800,000
===================================================================================
Specialty Retail -- 0.6%
ADESA, Inc. Term Loan, 7.08%
  due 10/18/2013                                              1,990       1,778,065
Burlington Coat Factory Warehouse Corp.
  Term Loan, 5.34% due 4/15/2013                                981         821,924
Claire's Stores Term Loan B, 5.994% - 7.58%
  due 5/24/2014                                               1,488       1,165,466
                                                                      -------------
                                                                          3,765,455
===================================================================================
Textiles, Apparel & Luxury Goods -- 0.3%
David's Bridal, Inc. Term Loan B, 6.58%
  due 1/31/2014                                                 993         858,513
Renfro Corp. Term Loan B, 6.34% - 8.08%
  due 10/04/2013                                                742         645,544
                                                                      -------------
                                                                          1,504,057
===================================================================================
Wireless Telecommunication Services -- 1.1%
Centennial Cellular Operating Co. Term
  Loan, 5.085% - 6.83% due 2/09/2011                          4,750       4,498,250
IPC Systems Tranche B1 Term Loan, 7.093%
  due 5/25/2014                                               1,990       1,568,783
NG Wireless Term Loan, 5.87% - 7.59%
  due 7/31/2014                                                 610         579,144
                                                                      -------------
                                                                          6,646,177
-----------------------------------------------------------------------------------
Total Floating Rate Loan Interests
(Cost -- $350,918,793) -- 51.3%                                         305,099,542
===================================================================================

Common Stocks                                                Shares
===================================================================================
Airlines --0.5%
Delta Air Lines, Inc. (g)                                   221,600       2,958,360
===================================================================================
Building Products -- 0.1%
Neenah Enterprises Inc. (g)                                 144,858         405,602
===================================================================================
Capital Markets -- 0.3%
E*Trade Financial Corp. (b)(g)                              484,043       2,066,864
===================================================================================
Chemicals -- 0.1%
GEO Specialty Chemicals, Inc. (b)(g)                        339,340         339,340
GenTek Inc. (b)(g)                                              403          11,083
                                                                      -------------
                                                                            350,423
===================================================================================

See Notes to Financial Statements.


12        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

Common Stocks                                                Shares       Value
===================================================================================
Commercial Services & Supplies -- 0.6%
New Outsourcing Solutions Inc. (g)                           90,876   $   3,635,030
===================================================================================
Communications Equipment -- 0.6%
Loral Space & Communications Ltd. (g)                       150,354       3,647,588
===================================================================================
Containers & Packaging -- 0.4%
Smurfit Kappa Plc                                            36,342         522,412
Viskase Cos., Inc. (g)                                    1,428,423       1,628,402
                                                                      -------------
                                                                          2,150,814
===================================================================================
Electrical Equipment -- 0.5%
Medis Technologies Ltd. (g)                                 286,757       3,105,578
===================================================================================
Hotels, Restaurants & Leisure -- 0.0%
HRP Corp. Class B (b)                                         5,000              50
Lodgian, Inc. (g)                                            27,787         248,693
                                                                      -------------
                                                                            248,743
===================================================================================
Paper & Forest Products -- 0.1%
Western Forest Products, Inc.
  Restricted Shares (b)(g)                                  211,149         351,826
===================================================================================
Semiconductors & Semiconductor
Equipment -- 0.2%
Cypress Semiconductor Corp. (g)                              48,000       1,043,520
-----------------------------------------------------------------------------------
Total Common Stocks
(Cost -- $28,401,758) -- 3.6%                                            19,964,348
===================================================================================

Preferred Stocks
===================================================================================
Oil, Gas & Consumable Fuels -- 1.7%
EXCO Resources Inc., 7% (a)(b)                                  179       1,969,000
EXCO Resources, Inc., 11% (b)                                   737       8,107,000
-----------------------------------------------------------------------------------
Total Preferred Stocks
(Cost -- $9,160,000) -- 1.7%                                             10,076,000
===================================================================================

Warrants (h)
===================================================================================
Building Products -- 0.1%
Neenah Enterprises Inc.
  (expires 9/30/2013)                                       130,547         359,004
===================================================================================
Chemicals -- 0.0%
GenTek Inc. Tranche B
  (expires 11/10/2008)                                          471           7,159
GenTek Inc. Tranche C
  (expires 11/10/2010)                                          231           2,772
                                                                      -------------
                                                                              9,931
===================================================================================
Health Care Providers & Services -- 0.0%
HealthSouth Corp. (expires 1/16/2014)                       126,761          31,690
===================================================================================
Media -- 0.0%
Sirius Satellite Radio, Inc.
  (expires 5/15/2009)                                        15,000             300
===================================================================================
Wireless Telecommunication
Services -- 0.1%
American Tower Corp.
  (expires 8/01/2008)                                         1,325         715,500
-----------------------------------------------------------------------------------
Total Warrants
(Cost -- $870,754) -- 0.2%                                                1,116,425
===================================================================================

                                                         Beneficial
Other Interests (i)                                        Interest
===================================================================================
Airlines -- 0.1%
Delta Air Lines, Inc.:
    8.33% Escrow                                      USD 5,505,000         289,013
    10% Escrow                                            4,200,000         210,000
                                                                      -------------
                                                                            499,013
===================================================================================
Auto Components -- 0.0%
Cambridge Industries, Inc. (Litigation Trust
  Certificates)                                           3,614,601              36
===================================================================================
Media -- 0.0%
Adelphia C.V.U.:
    Escrow                                                7,500,000             750
    Preferred Escrow                                          5,000               1
    Recovery Trust                                        9,406,019          37,624
Adelphia Recovery Trust Series ACC-6B INT                   500,000              50
                                                                      -------------
                                                                             38,425
-----------------------------------------------------------------------------------
Total Other Interests
(Cost -- $30,801) -- 0.1%                                                   537,474
===================================================================================
Total Investments (Cost -- $927,882,069*) -- 133.3%                     791,944,752

Liabilities in Excess of Other Assets -- (33.3%)                       (197,740,445)
                                                                      -------------
Net Assets -- 100.0%                                                  $ 594,204,307
                                                                      =============

See Notes to Financial Statements.


        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008        13

Schedule of Investments (concluded)

* The cost and unrealized appreciation (depreciation) of investments as of February 29, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 928,318,442
                                                                  =============
      Gross unrealized appreciation ..........................    $  15,821,772
      Gross unrealized depreciation ..........................     (152,195,462)
                                                                  -------------
      Net unrealized depreciation ............................    $(136,373,690)
                                                                  =============

(a)   Convertible security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(d)   Issuer filed for bankruptcy or is in default of interest payments.
(e)   Floating rate note. Rate is as of report date.
(f) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.
(g)   Non-income producing security.
(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(i) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(j) As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity. The security is non-income producing.
(k) All or a portion of security held as collateral in connection with open swaps.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.
o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net        Interest
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                               $(1,914,750)    $315,622
      --------------------------------------------------------------------------

o Forward foreign exchange contracts as of February 29, 2008 were as follows:

      --------------------------------------------------------------------------
      Currency                          Currency     Settlement      Unrealized
      Purchased                           Sold          Date        Depreciation
      --------------------------------------------------------------------------
      USD 4,760,835                   EUR 3,247,500   4/23/2008       $(160,426)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign
      Exchange Contracts                                              $(160,426)
                                                                      ==========

o     Swaps outstanding as of February 29, 2008 were as follows:

      --------------------------------------------------------------------------
                                                  Notional          Unrealized
                                                   Amount          Appreciation
                                                   (000)          (Depreciation)
      --------------------------------------------------------------------------
      Sold credit default protection on D.R. Horton, Inc.
        and receive 4.65%

        Broker, Lehman Brothers Special Finance
        Expires March 2009                           USD  4,000     $    (9,452)

      Sold credit default protection on Ford Motor Co.
        and receive 3.80%

        Broker, Lehman Brothers Special Finance
        Expires March 2010                           USD 10,000      (1,041,640)

      Sold credit default protection on BAA Ferovial
        Junior Term Loan and receive 2.0%

        Broker, Deutsche Bank AG London
        Expires June 2012                            GBP    900        (157,226)

      Sold credit default protection on LCDX Index and receive 2.25%

        Broker, UBS Warburg
        Expires December 2012                        USD  3,500          19,222

      Sold credit default protection on LCDX Index
        Index and receive 2.25%

        Broker, JPMorgan Chase
        Expires December 2012                        USD  3,500         (38,528)
      --------------------------------------------------------------------------
      Total                                                         $(1,227,624)
                                                                    ============
o     Currency Abbreviations:

      EUR   Euro
      GBP   British Pound
      USD   U.S. Dollar

See Notes to Financial Statements.


14        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008

Statement of Assets and Liabilities
As of February 29, 2008
===============================================================================
Assets
-------------------------------------------------------------------------------
Investments at value -- unaffiliated (cost -- $927,882,069) ..    $ 791,944,752
Cash .........................................................        4,645,176
Foreign currency at value (cost -- $143,019) .................          146,971
Unrealized appreciation on swaps .............................           19,222
Interest receivable ..........................................       16,564,747
Investments sold receivable ..................................        5,481,356
Swaps receivable .............................................          138,388
Dividends receivable .........................................           56,101
Commitment fees receivable ...................................            5,637
Prepaid expenses and other assets ............................          282,978
                                                                  -------------
Total assets .................................................      819,285,328
                                                                  -------------
===============================================================================
Liabilities
-------------------------------------------------------------------------------
Loan payable .................................................      199,000,000
Unrealized depreciation on forward foreign exchange contracts           160,426
Unrealized depreciation on swaps .............................        1,246,846
Swap premiums received .......................................          550,603
Unrealized depreciation on unfunded loan commitments .........          281,096
Investments purchased payable ................................       22,623,136
Income dividends payable .....................................          415,586
Investment advisory fees payable .............................          411,247
Interest on loans payable ....................................          158,711
Directors payable ............................................            8,401
Swaps payable ................................................            8,545
Other affiliates payable .....................................            4,628
Deferred income ..............................................           13,886
Other accrued expenses payable ...............................          197,910
                                                                  -------------
Total liabilities ............................................      225,081,021
                                                                  -------------
===============================================================================
Net Assets
-------------------------------------------------------------------------------
Net Assets ...................................................    $ 594,204,307
                                                                  =============
===============================================================================
Net Assets Consist of
-------------------------------------------------------------------------------
Par value $.10 per share (106,735,758 shares issued
  and outstanding) ...........................................    $  10,673,576
Paid-in capital in excess of par .............................      981,171,129
Undistributed net investment income ..........................        6,656,691
Accumulated net realized loss ................................     (266,705,881)
Net unrealized depreciation ..................................     (137,591,208)
                                                                  -------------
Net Assets, $5.57 net asset value per share of Common Stock ..    $ 594,204,307
                                                                  =============

Statement of Operations

For the Year Ended February 29, 2008
===============================================================================
Investment Income
-------------------------------------------------------------------------------
Interest (including $315,622 from affiliates) ................    $  90,520,499
Dividends ....................................................          859,955
Facility and other fees ......................................          587,736
                                                                  -------------
Total income .................................................       91,968,190
                                                                  -------------
===============================================================================
Expenses
-------------------------------------------------------------------------------
Investment advisory ..........................................        5,868,680
Borrowing costs ..............................................          391,789
Accounting services ..........................................          224,681
Professional fees ............................................          162,606
Printing .....................................................           92,124
Custodian ....................................................           59,839
Directors ....................................................           45,427
Registration .................................................           39,027
Miscellaneous ................................................           72,913
                                                                  -------------
Total expenses excluding interest expense ....................        6,957,086
Interest expense .............................................       15,121,886
                                                                  -------------
Total expenses ...............................................       22,078,972
                                                                  -------------
Net investment income ........................................       69,889,218
                                                                  -------------
===============================================================================
Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------
Net realized gain (loss) from:
  Investments ................................................       (4,796,024)
  Swaps ......................................................        1,075,067
  Foreign currency ...........................................         (419,022)
                                                                  -------------
                                                                     (4,139,979)
                                                                  -------------
Net change in unrealized appreciation/depreciation on:
  Investments ................................................     (147,129,470)
  Swaps ......................................................       (1,178,758)
  Foreign currency ...........................................         (153,137)
  Unfunded loan commitments ..................................         (295,237)
                                                                  -------------
                                                                   (148,756,602)
                                                                  -------------
Total realized and unrealized loss ...........................     (152,896,581)
                                                                  -------------
Net Decrease in Net Assets Resulting from Operations .........    $ (83,007,363)
                                                                  =============

See Notes to Financial Statements.


        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008        15

Statements of Changes in Net Assets

                                                                           For the           For the
                                                                         Year Ended        Year Ended
                                                                        February 29,      February 28,
Increase (Decrease) in Net Assets:                                          2008              2007
======================================================================================================
Operations
------------------------------------------------------------------------------------------------------
Net investment income .............................................    $  69,889,218     $  71,630,035
Net realized loss .................................................       (4,139,979)       (6,186,913)
Net change in unrealized appreciation/depreciation ................     (148,756,602)       37,848,881
                                                                       -------------------------------
Net increase (decrease) in net assets resulting from operations ...      (83,007,363)      103,292,003
                                                                       -------------------------------
======================================================================================================
Dividends to Shareholders from
------------------------------------------------------------------------------------------------------
Net investment income .............................................      (71,016,850)      (69,729,202)
                                                                       -------------------------------
======================================================================================================
Capital Share Transactions
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from reinvestment of dividends        2,284,457         3,970,321
                                                                       -------------------------------
======================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets ...........................     (151,739,756)       37,533,122
Beginning of year .................................................      745,944,063       708,410,941
                                                                       -------------------------------
End of year .......................................................    $ 594,204,307     $ 745,944,063
                                                                       ===============================
End of year undistributed net investment income ...................    $   6,656,691     $   6,894,099
                                                                       ===============================

See Notes to Financial Statements.

16        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008

Statement of Cash Flows

For the Year Ended February 29, 2008
==========================================================================================================
Cash Provided by Operating Activities
----------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations ....................................    $ (83,007,363)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in receivables .................................................................          619,619
Increase in prepaid expenses and other assets ...........................................         (272,062)
Decrease in other liabilities ...........................................................         (114,191)
Paid-in-kind income .....................................................................       (3,461,944)
Swap premium paid .......................................................................         (882,222)
Swap premium received ...................................................................        1,445,817
Net realized and unrealized loss ........................................................      155,435,529
Amortization of premium and discount on investments .....................................       (2,587,931)
Proceeds from sales and paydowns of long-term securities ................................      617,391,609
Purchases of long-term securities .......................................................     (514,045,947)
Net proceeds from sales of short-term investments .......................................        1,914,750
                                                                                             -------------
Net cash provided by operating activities ...............................................      172,435,664
                                                                                             -------------
==========================================================================================================
Cash Used for Financing Activities
----------------------------------------------------------------------------------------------------------
Cash receipts from loan .................................................................      315,000,000
Cash payments from loan .................................................................     (414,600,000)
Cash dividends paid .....................................................................      (68,316,807)
                                                                                             -------------
Net cash used for financing activities ..................................................     (167,916,807)
                                                                                             -------------
==========================================================================================================
Cash Impact from Foreign Exchange Fluctuations
----------------------------------------------------------------------------------------------------------
Effect of exchange rate changes on cash .................................................            3,952
                                                                                             -------------
==========================================================================================================
Cash
----------------------------------------------------------------------------------------------------------
Net increase in cash ....................................................................        4,522,809
Cash at beginning of year ...............................................................          269,338
                                                                                             -------------
Cash and foreign currency at end of year ................................................    $   4,792,147
                                                                                             =============
==========================================================================================================
Cash Flow Information
----------------------------------------------------------------------------------------------------------
Cash paid for interest ..................................................................    $  15,148,306
                                                                                             =============
==========================================================================================================
Non-Cash Financing Activities
----------------------------------------------------------------------------------------------------------
Capital shares issued in reinvestment of dividends paid to shareholders .................    $   2,284,457
                                                                                             =============

See Notes to Financial Statements.


        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008        17

Financial Highlights

                                                                      For the              For the Year Ended             For the
                                                                     Year Ended               February 28,               Year Ended
                                                                    February 29,  ----------------------------------    February 29,
                                                                       2008         2007         2006         2005         2004
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...............................   $   7.01     $   6.69     $   7.06     $   6.71     $   5.35
                                                                     ---------------------------------------------------------------
Net investment income 1 ..........................................        .66          .68          .63          .67          .75
Net realized and unrealized gain (loss) ..........................      (1.43)         .28         (.35)         .34         1.40
                                                                     ---------------------------------------------------------------
Net increase (decrease) from investment operations ...............       (.77)         .96          .28         1.01         2.15
                                                                     ---------------------------------------------------------------
Dividends from net investment income .............................       (.67)        (.64)        (.65)        (.66)        (.79)
                                                                     ---------------------------------------------------------------
Recovery of previously expensed offering costs (capital write-off)
  resulting from the issuance of Common Stock ....................         --           --           --           --           -- 2
                                                                     ---------------------------------------------------------------
Net asset value, end of year .....................................   $   5.57     $   7.01     $   6.69     $   7.06     $   6.71
                                                                     ===============================================================
Market price, end of year ........................................   $   5.43     $   7.28     $   6.77     $   6.71     $   6.69
                                                                     ===============================================================
====================================================================================================================================
Total Investment Return 3
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value .........................................     (11.72%)      15.35%        4.57%       15.95%       41.84%
                                                                     ===============================================================
Based on market price ............................................     (17.13%)      18.37%       11.34%       10.53%       26.31%
                                                                     ===============================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Total expenses, excluding interest expense .......................        .99%         .99%        1.02%        1.02%        1.00%
                                                                     ===============================================================
Total expenses ...................................................       3.13%        3.16%        2.63%        1.83%        1.53%
                                                                     ===============================================================
Net investment income ............................................       9.90%        9.97%        9.55%        9.84%       12.22%
                                                                     ===============================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ....................................   $594,204     $745,944     $708,411     $745,256     $706,261
                                                                     ===============================================================
Portfolio turnover ...............................................         51%          65%          46%          60%          70%
                                                                     ===============================================================
Amount of loan outstanding, end of year (000) ....................   $199,000     $298,600     $259,900     $298,400     $269,075
                                                                     ===============================================================
Average amount of loan outstanding during the year (000) .........   $272,846     $283,906     $294,371     $304,549     $239,315
                                                                     ===============================================================
Asset coverage, end of year, per $1,000 of loan outstanding ......   $  3,986     $  3,498     $  3,726     $  3,498     $  3,625
                                                                     ===============================================================

      1     Based on average shares outstanding.
      2     Amount is less than $.01 per share.
      3     Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.

See Notes to Financial Statements.


18        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis.

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Investments: The Fund values most of its corporate bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund's Board of Directors (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Floating rate loans are valued in accordance with guidelines established by the Board. Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from Loan Pricing Corporation ("LPC"). For the limited number of floating rate loans for which no reliable price quotes are available, such floating rate loans may be valued by LPC through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for floating rate loans, BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., will value the floating rate loans at fair value, which is intended to approximate market value.

Equity investments traded on a national securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. Equity investments traded on a national securities exchange for which there were no sales on that day and equity investments traded on other over-the-counter ("OTC") markets for which market quotations are readily available are valued at the last available bid price. Effective September 4, 2007, exchanged-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of the options trading on applicable exchanges. OTC options quotations are provided by dealers or pricing services selected under the supervision of the Board. Considerations utilized by dealers or pricing services in valuing OTC options include, but are not limited to, volatility factors of the underlying security, price movement of the underlying security in relation to the strike price and the time left until expiration of the option. Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term securities may be valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of, or in accordance with, a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the Advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the Advisor using a pricing service and/or procedures approved by the Board.

Floating Rate Loans: The Fund invests in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions and privately and publicly offered corporations. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

The Fund earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income. Prepayment penalty fees are recorded as gains or losses. When the Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an


        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008        19
ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer's option. The Fund may invest in such loans in the form of participations in loans ("Participations") and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund's investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

o Credit default swaps -- The Fund may invest in credit default swaps, which are OTC contracts in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks arise from the possible inability of the counterparties to meet the terms of their contracts. The Fund is exposed to credit loss in the event of non-performance by the other party to the swap.

      The Fund may utilize credit default swaps for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Forward currency contracts, when used by the Fund, help manage the overall exposure to the foreign backing some of the investments help by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.


20        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008

Effective August 31, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The Advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 did not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remain open for the years ended February 28, 2005 through February 28, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are deter-mined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosure, if any, is currently being assessed.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregate assets in connection with certain investments (e.g., swaps), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan:
Under the deferred compensation plan approved by the Fund's Board, non-interested Directors ("Independent Directors") defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Each Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover the Fund's deferred compensation liability are included in other assets on the Statement of Assets and Liabilities.

Other: Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses are pro-rated to certain Funds on the basis of relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with the Advisor to provide investment advisory and administration services. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.60% of the average daily value of the Fund's net assets plus the proceeds of any outstanding borrowings used for leverage. In addition, the Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM"), an affiliate of the Advisor, under which the Advisor pays BFM for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Advisor. For the year ended February 29, 2008, the Fund reimbursed the Advisor $12,728 for certain accounting services, which are included in accounting services expenses in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008        21

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended February 29, 2008 were $496,066,365 and $613,647,072, respectively.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $0.10, all of which were initially classified as Common Stock. The Board is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended February 29, 2008 and February 28, 2007 increased by 332,989 and 579,550, respectively, as a result of dividend reinvestment.

5. Commitments:

The Fund may invest in floating rate loans. In connection with these investments, the Fund may, with its Advisor, also enter into unfunded corporate loans ("commitments"). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At February 29, 2008, the Fund had outstanding commitments of approximately $2,835,000. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statement of Operations as facility and other fees, is recognized ratably over the commitment period. As of February 29, 2008, the Fund had the following unfunded loan commitments:

--------------------------------------------------------------------------------
                                                                        Value of
                                                        Unfunded      Underlying
                                                      Commitment           Loans
Borrower                                                   (000)           (000)
--------------------------------------------------------------------------------
Big West Oil .........................................      $744            $681
Community Health .....................................      $144            $132
Las Vegas Sands ......................................      $800            $711
MEG Energy Corp. .....................................      $839            $757
NG Wireless ..........................................      $140            $133
Univision Communications, Inc. .......................      $168            $140
--------------------------------------------------------------------------------

6. Short-Term Borrowings:

The Fund is a party to a revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp"), as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). On May 16, 2007, the agreement was renewed for one year and has a maximum limit of $370,000,000. Under the Citicorp administered program, the conduits will fund advances to the Fund through highly rated commercial paper. The Fund has granted a security interest in substantially all of its assets to, and in favor of, the Lenders as security for its obligations to the Lender. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. In addition the Fund pays a liquidity fee to the secondary backstop lenders and the agent. The weighted average annual interest rate was 5.54% for the year ended February 29, 2008.


22        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008

Notes to Financial Statements (concluded)

7. Distribution to Shareholders:

No provision is made for U.S. federal income taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to their respective shareholders, which will be sufficient to relieve them from federal income and excise taxes.

Reclassifications: U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $51,081,498 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses, and $890,224 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to expiration of capital loss carryforwards, amortization methods on fixed income securities, foreign currency transactions, and swap agreements. These reclassifications have no effect on net assets or net asset values per share.

The tax character of distributions paid during the fiscal years ended February 29, 2008 and February 28, 2007 was as follows:

--------------------------------------------------------------------------------
                                                    2/29/2008          2/28/2007
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $71,016,850        $69,729,202
                                                  ------------------------------
Total taxable distributions ..............        $71,016,850        $69,729,202
                                                  ==============================

As of February 29, 2008, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed net ordinary income ..........................    $   6,446,869
Undistributed net long-term capital gains ..................               --
                                                                -------------
Total undistributed net earnings ...........................        6,446,869
Capital loss carryforward ..................................     (259,454,191)*
Net unrealized losses ......................................     (144,633,076)**
                                                                -------------
Total net accumulated losses ...............................    $(397,640,398)
                                                                =============

* On February 29, 2008, the Fund had a net capital loss carryforward of $259,454,191, of which $21,442,332 expires in 2009, $90,564,493 expires in
      2010, $85,285,305 expires in 2011, $17,223,475 expires in 2012,
      $21,126,025 expires in 2013, $20,233,987 expires in 2014 and $3,578,574 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default, the deferral of post-October capital losses for tax purposes, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the accounting for swap agreements and book/tax differences on investments in passive foreign investment companies.

8. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $0.053000 per share on March 31, 2008 to shareholders of record on March 14, 2008.


        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008        23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Debt Strategies Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Debt Strategies Fund, Inc. (the "Fund") including the schedule of investments, as of February 29, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2008, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Debt Strategies Fund, Inc. as of February 29, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
April 29, 2008

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Debt Strategies Fund, Inc. for the fiscal year ended February 29, 2008:

--------------------------------------------------------------------------------
Interest-Related Dividends for Non-U.S. Residents*
--------------------------------------------------------------------------------
Month(s) Paid:  March 2007 ............................................   73.18%
                April 2007 ............................................   80.75%
                May 2007 - January 2008 ...............................   86.27%
                February 2008 .........................................   78.96%
--------------------------------------------------------------------------------
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


24        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York Mellon (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York Mellon, One Wall Street, New York, NY 10286, Telephone: (800) 432-8224.


        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008        25

Officers and Directors

                                                                                              Number of
                                         Length of                                            BlackRock-
                           Position(s)   Time                                                 Advised Funds
Name, Address              Held with     Served as a  Principal Occupation(s)                 and Portfolios  Public
and Year of Birth          Fund          Director**   During Past 5 Years                     Overseen        Directorships
====================================================================================================================================
Non-Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
G. Nicholas Beckwith, III  Director      Since 2007   Chairman and Chief Executive Officer,   112 Funds       None
40 East 52nd Street                                   Arch Street Management, LLC (Beckwith   109 Portfolios
New York, NY 10022                                    Family Foundation) and various
1945                                                  Beckwith property companies since
                                                      2005; Chairman of the Board of
                                                      Directors, University of Pittsburgh
                                                      Medical Center since 2002; Board of
                                                      Directors, Shady Side Hospital
                                                      Foundation since 1977; Board of
                                                      Directors, Beckwith Institute for
                                                      Innovation In Patient Care since 1991;
                                                      Member, Advisory Council on Biology
                                                      and Medicine, Brown University since
                                                      2002; Trustee, Claude Worthington
                                                      Benedum Foundation (charitable
                                                      foundation) since 1989; Board of
                                                      Trustees, Chatham College since 1981;
                                                      Board of Trustees, University of
                                                      Pittsburgh since 2002; Emeritus
                                                      Trustee, Shady Side Academy since
                                                      1977; Formerly Chairman and Manager,
                                                      Penn West Industrial Trucks LLC
                                                      (sales, rental and servicing of
                                                      material handling equipment) from 2005
                                                      to 2007; Formerly Chairman, President
                                                      and Chief Executive Officer, Beckwith
                                                      Machinery Company (sales, rental and
                                                      servicing of construction and
                                                      equipment) from 1985 to 2005; Formerly
                                                      Board of Directors, National Retail
                                                      Properties (REIT) from 2006 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Cavanagh        Director and  Since 2007   Trustee, Aircraft Finance Trust since   113 Funds       Arch Chemical
40 East 52nd Street        Chairman                   1999; Director, The Guardian Life       110 Portfolios  (chemical and allied
New York, NY 10022         of the Board               Insurance Company of America since                      products)
1946                       of Directors               1998; Chairman and Trustee,
                                                      Educational Testing Service since
                                                      1997; Director, The Fremont Group
                                                      since 1996; Formerly President and
                                                      Chief Executive Officer of The
                                                      Conference Board, Inc. (global
                                                      business research organization) from
                                                      1995 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Kent Dixon                 Director and  Since 2007   Consultant/Investor since 1988.         113 Funds       None
40 East 52nd Street        Member of                                                          110 Portfolios
New York, NY 10022         the Audit
1937                       Committee
------------------------------------------------------------------------------------------------------------------------------------
Frank J. Fabozzi           Director and  Since 2007   Consultant/Editor of The Journal of     113 Funds       None
40 East 52nd Street        Member of                  Portfolio Management since 2006;        110 Portfolios
New York, NY 10022         the Audit                  Professor in the Practice of Finance
1948                       Committee                  and Becton Fellow, Yale University,
                                                      School of Management, since 2006;
                                                      Formerly Adjunct Professor of Finance
                                                      and Becton Fellow, Yale University
                                                      from 1994 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen F. Feldstein      Director      Since 2007   President of Economics Studies, Inc.    113 Funds       The McClatchy
40 East 52nd Street                                   (private economic consulting firm)      110 Portfolios  Company
New York, NY 10022                                    since 1987; Chair, Board of Trustees,                   (publishing)
1941                                                  McLean Hospital since 2000; Member of
                                                      the Board of Partners Community
                                                      Healthcare, Inc. since 2005; Member of
                                                      the Board of Partners HealthCare since
                                                      1995; Member of the Board of Sherrill
                                                      House (health care) since 1990;
                                                      Trustee, Museum of Fine Arts, Boston
                                                      since 1992; Member of the Visiting
                                                      Committee to the Harvard University
                                                      Art Museum since 2003; Trustee, The
                                                      Committee for Economic Development
                                                      (research organization) since 1990;
                                                      Member of the Advisory Board to the
                                                      International School of Business,
                                                      Brandeis University since 2002;
                                                      Formerly Director of Bell South
                                                      (communications) from 1998 to 2006;
                                                      Formerly Director of Ionics (water
                                                      purification) from 1992 to 2005;
                                                      Formerly Director of John Hancock
                                                      Financial Services from 1994 to 2003;
                                                      Formerly Director of Knight Ridder
                                                      (media) from 1998 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
James T. Flynn             Director and  Since 2007   Formerly Chief Financial Officer of JP  112 Funds       None
40 East 52nd Street        Member of                  Morgan & Co., Inc. from 1990 to 1995.   109 Portfolios
New York, NY 10022         the Audit
1939                       Committee
------------------------------------------------------------------------------------------------------------------------------------


26        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008

                                                                                              Number of
                                         Length of                                            BlackRock-
                           Position(s)   Time                                                 Advised Funds
Name, Address              Held with     Served as a  Principal Occupation(s)                 and Portfolios  Public
and Year of Birth          Fund          Director**   During Past 5 Years                     Overseen        Directorships
====================================================================================================================================
Non-Interested Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Jerrold B. Harris          Director      Since 2007   Trustee, Ursinus College since 2000;    112 Funds       BlackRock-Kelso
40 East 52nd Street                                   Director, Troemner LLC (scientific      109 Portfolios  Capital Corp.
New York, NY 10022                                    equipment) since 2000.
1942
------------------------------------------------------------------------------------------------------------------------------------
R. Glenn Hubbard           Director      Since 2007   Dean of Columbia Business School since  113 Funds       ADP (data and
40 East 52nd Street                                   2004; Columbia faculty member since     110 Portfolios  information services);
New York, NY 10022                                    1988; Formerly Co-Director of Columbia                  KKR Financial
1958                                                  Business School's Entrepreneurship                      Corporation (finance);
                                                      Program from 1997 to 2004; Visiting                     Duke Realty (real
                                                      Professor at the John F. Kennedy                        estate); Metropolitan
                                                      School of Government at Harvard                         Life Insurance
                                                      University and the Harvard Business                     Company (insurance);
                                                      School since 1985 and at the                            Information Services
                                                      University of Chicago since 1994;                       Group (media/
                                                      Formerly Chairman of the U.S. Council                   technology)
                                                      of Economic Advisers under the
                                                      President of the United States from
                                                      2001 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
W. Carl Kester             Director and  Since 2007   Mizuho Financial Group Professor of     112 Funds       None
40 East 52nd Street        Member of                  Finance, Harvard Business School.       109 Portfolios
New York, NY 10022         the Audit                  Deputy Dean for Academic Affairs since
1951                       Committee                  2006; Unit Head, Finance, Harvard
                                                      Business School from 2005 to 2006;
                                                      Senior Associate Dean and Chairman of
                                                      the MBA Program of Harvard Business
                                                      School from 1999 to 2005; Member of
                                                      the faculty of Harvard Business School
                                                      since 1981; Independent Consultant
                                                      since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P. Robards           Director and  Since 2007   Partner of Robards & Company, LLC       112 Funds       AtriCure, Inc.
40 East 52nd Street        Chairperson                (financial advisory firm) since 1987;   109 Portfolios  (medical devices);
New York, NY 10022         of the Audit               Co-founder and Director of the Cooke                    Care Investment Trust,
1950                       Committee                  Center for Learning and Development                     Inc. (health care
                                                      (a not-for-profit organization) since                   REIT)
                                                      1987; Formerly Director of Enable
                                                      Medical Corp. from 1996 to 2005;
                                                      Formerly an investment banker at
                                                      Morgan Stanley from 1976 to 1987.
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.     Director and  Since 2007   Formerly Principal of STI Management    112 Funds       None
40 East 52nd Street        Member of                  LLC (investment adviser) from 1994 to   109 Portfolios
New York, NY 10022         the Audit                  2005.
1936                       Committee
                           ---------------------------------------------------------------------------------------------------------
                           *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                           **    Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc.
                                 ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund's board in 2007, those directors first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas
                                 Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since
                                 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; Karen P. Robards since 1998 and
                                 Robert S. Salomon, Jr. since 1996.


        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008        27

                                                                                              Number of
                                         Length of                                            BlackRock-
                           Position(s)   Time                                                 Advised Funds
Name, Address              Held with     Served as a  Principal Occupation(s)                 and Portfolios  Public
and Year of Birth          Fund          Director     During Past 5 Years                     Overseen        Directorships
====================================================================================================================================
Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis           Director      Since 2007   Managing Director, BlackRock, Inc.      185 Funds       None
40 East 52nd Street                                   since 2005; Formerly Chief Executive    292 Portfolios
New York, NY 10022                                    Officer, State Street Research and
1945                                                  Management Company from 2000 to 2005;
                                                      Formerly Chairman of the Board of
                                                      Trustees, State Street Research Mutual
                                                      Funds from 2000 to 2005; Formerly
                                                      Chairman, SSR Realty from 2000 to
                                                      2004.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay               Director      Since 2007   Consultant, BlackRock, Inc. since       184 Funds       None
40 East 52nd Street                                   2007; Formerly Managing Director,       291 Portfolios
New York, NY 10022                                    BlackRock, Inc. from 1989 to 2007;
1947                                                  Formerly Chief Administrative Officer,
                                                      BlackRock Advisors, LLC from 1998 to
                                                      2007; Formerly President of BlackRock
                                                      Funds and BlackRock Bond Allocation
                                                      Target Shares from 2005 to 2007;
                                                      Formerly Treasurer of certain
                                                      closed-end funds in the BlackRock fund
                                                      complex from 1989 to 2006.
                           ---------------------------------------------------------------------------------------------------------
                           *     Messrs. Davis and Gabbay are both "interested persons," as defined in the Investment Company Act of
                                 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


28        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008

Officers and Directors (concluded)

                           Position(s)   Length of
Name, Address              Held with     Time
and Year of Birth          Fund          Served       Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Vice          Since 2007   Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of
40 East 52nd Street        President                  Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management,
New York, NY 10022         and                        L.P. ("FAM") in 2006; First Vice President thereof from 1997 to 2005;
1960                       Treasurer                  Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to
                                                      1997.
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley           Vice          Since 2007   Managing Director of BlackRock, Inc. since 2000 and First Vice President and
40 East 52nd Street        President                  Chief Operating Officer of Mergers and Acquisitions Group from 1997 to 2000;
New York, NY 10022                                    First Vice President and Chief Operating Officer of Public Finance Group
1962                                                  thereof from 1995 to 1997; First Vice President of Emerging Markets Fixed
                                                      Income Research of Merrill Lynch & Co., Inc. from 1994 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews            Chief         Since 2007   Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice
40 East 52nd Street        Financial                  President and Line of Business Head of Fund Accounting and Administration at
New York, NY 10022         Officer                    PFPC Inc. from 1992 to 2006.
1966
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife                Treasurer     Since 2007   Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly
40 East 52nd Street                                   Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director
New York, NY 10022                                    of MLIM Fund Services Group from 2001 to 2006.
1970
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan          Chief         Since 2007   Chief Compliance Officer of the Funds since 2007; Managing Director and Senior
40 East 52nd Street        Compliance                 Counsel thereof since 2005; Director and Senior Counsel of BlackRock Advisors,
New York, NY 10022         Officer                    Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998
1959                                                  to 2000; Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff             Secretary     Since 2007   Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
40 East 52nd Street                                   BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs
New York, NY 10022                                    Asset Management, L.P. from 1993 to 2006.
1965
                           ---------------------------------------------------------------------------------------------------------
                           *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York Mellon
New York, NY 10286

Transfer Agent

The Bank of New York Mellon
New York, NY 10286
Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036


        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008        29

Additional Information

Fund Certification

The Fund listed for trading on the New York Stock Exchange ("NYSE") has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE's listing standards. The Fund filed with the Securities and Exchange Commission ("SEC") the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund's website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

General Information

The Fund does not make available copies of its Statements of Additional Information because the Fund's shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund's offering and the information contained in the Fund's Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund's investment objective or policies or to the Fund's character or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock's website, which can be accessed at http://www.blackrock.com. This reference to BlackRock's website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock's website into this report.


30        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


        BLACKROCK DEBT STRATEGIES FUND, INC.         FEBRUARY 29, 2008        31

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock, which creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

BlackRock Debt Strategies Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                      #DEBT-2/08

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

            Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007)
            James T. Flynn (term began effective November 1, 2007)
            Ronald W. Forbes (term ended effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007)
            Karen P. Robards (term began effective November 1, 2007) Robert S. Salomon, Jr. (term began effective November 1, 2007) Richard R. West (term ended effective November 1, 2007)

            The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to
            Item 3(c)(4) of Form N-CSR.

            Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements.

            Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

------------------------------------------------------------------------------------------------------------------------------------
                            (a) Audit Fees         (b) Audit-Related Fees(1)        (c) Tax Fees(2)          (d) All Other Fees(3)
------------------------------------------------------------------------------------------------------------------------------------
                         Current      Previous       Current      Previous       Current      Previous       Current      Previous
                       Fiscal Year   Fiscal Year   Fiscal Year   Fiscal Year   Fiscal Year   Fiscal Year   Fiscal Year   Fiscal Year
     Entity Name           End           End           End           End           End           End           End           End
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Debt           $46,300       $45,500         $0          $8,000        $6,100        $6,100         $1,049         $0
Strategies Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------

      1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
      2 The nature of the services include tax compliance, tax advice and tax planning.
      3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

                  Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            ---------------------------------------------------------------------------------------------
                         Entity Name                 Current Fiscal Year End     Previous Fiscal Year End
            ---------------------------------------------------------------------------------------------
            BlackRock Debt Strategies Fund, Inc.             $294,649                   $3,047,017
            ---------------------------------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $287,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

            Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007)
            James T. Flynn (term began effective November 1, 2007)
            Ronald W. Forbes (term ended effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007)
            Cynthia A. Montgomery (term ended effective November 1, 2007) Jean Margo Reid (term ended effective November 1, 2007)
            Karen P. Robards (term began effective November 1, 2007)
            Robert S. Salomon, Jr. (term began effective November 1, 2007) Roscoe S. Suddarth (not reappointed to audit committee effective November 1, 2007; retired effective December 31, 2007)
            Richard R. West (term ended effective November 1, 2007)

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.

            Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of February 29, 2008.

            (a)(1) BlackRock Debt Strategies Fund, Inc. is managed by a team of investment professionals comprised of Mark J. Williams, Managing Director at BlackRock and Kevin J. Booth, CFA, Managing Director at BlackRock. Each is a member of BlackRock's fixed income portfolio management group. Mr. Williams is responsible for setting overall investment strategy and overseeing management of the Fund. Mr. Booth is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Williams has been a member of the Fund's management team since 2006. Mr. Booth has been a member of the Fund's management team since 2005.

            Mr. Williams is the head of BlackRock's bank loan group and a member of the Investment Strategy Group. His primary responsibility is originating and evaluating bank loan investments for the firm's collateralized bond obligations. He is also involved in the evaluation and sourcing of mezzanine investments. Prior to joining BlackRock in 1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's Leveraged Finance Group. In that capacity he was responsible for structuring proprietary middle market leveraged deals and sourcing and evaluating broadly syndicated leveraged loans in the primary and secondary markets for PNC Bank's investment portfolio. From 1984 until 1990, Mr. Williams worked in PNC Bank's Philadelphia office in a variety of marketing and corporate finance positions.

            Kevin Booth is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers ("MLIM") in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

            (a)(2) As of February 29, 2008:

            ------------------------------------------------------------------------------------------------------------------------
                                                                                          (iii) Number of Other Accounts and
                                       (ii) Number of Other Accounts Managed               Assets for Which Advisory Fee is
                                            and Assets by Account Type                             Performance-Based
            ------------------------------------------------------------------------------------------------------------------------
                                       Other                                             Other
                                    Registered       Other Pooled                     Registered      Other Pooled
                (i) Name of         Investment        Investment          Other       Investment       Investment          Other
              Portfolio Manager      Companies         Vehicles         Accounts       Companies        Vehicles         Accounts
            ------------------------------------------------------------------------------------------------------------------------
            Mark Williams                10               18                1               0              13                0
            ------------------------------------------------------------------------------------------------------------------------
                                   $3.43 Billion    $6.39 Billion    $142.6 Million        $0         $5.04 Billion         $0
            ------------------------------------------------------------------------------------------------------------------------
            Kevin Booth                  24               11                8               0               4                3
            ------------------------------------------------------------------------------------------------------------------------
                                   $9.89 Billion    $4.11 Billion     $1.94 Billion        $0         $2.14 Billion   $408.7 Million
            ------------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            BlackRock, Inc. and its affiliates (collectively, herein "BlackRock") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers, including Messrs. Booth and Williams, currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

            (a)(3) As of February 29, 2008:

            Portfolio Manager Compensation Overview

            BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

            Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

            Discretionary Incentive Compensation

            Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include the following:

            --------------------------------------------------------------------
            Portfolio Manager   Applicable Benchmarks
            --------------------------------------------------------------------
            Kevin Booth         A combination of market-based indices (e.g., The
                                Lehman Brothers U.S. Corporate High Yield 2%
                                Issuer Cap Index), certain customized indices
                                and certain fund industry peer groups.
            --------------------------------------------------------------------
            Mark Williams       A combination of market-based indices (e.g.,
                                Credit Suisse Leveraged Loan Index, LIBOR),
                                certain customized indices and certain fund
                                industry peer groups.
            --------------------------------------------------------------------

            BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

            Distribution of Discretionary Incentive Compensation

            Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

            Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

                  Long-Term Retention and Incentive Plan ("LTIP") --The LTIP is
            a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

                  Deferred Compensation Program --A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other proprietary mutual funds. Each portfolio manager has participated in the deferred compensation program.

                  Options and Restricted Stock Awards -- A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Williams has been granted stock options and/or restricted stock in prior years.

                  Incentive Savings Plans -- BlackRock, Inc. has created a
            variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

            (a)(4) Beneficial Ownership of Securities. As of February 29, 2008,
                   the portfolio managers beneficially owned stock issued by the Fund in the ranges set forth below:


                    -----------------------------------------
                    Portfolio Manager            Dollar Range
                    -----------------------------------------
                    Kevin Booth                  None
                    -----------------------------------------
                    Mark Williams                None
                    -----------------------------------------

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke
    Chief Executive Officer of
    BlackRock Debt Strategies Fund, Inc.

Date: April 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock Debt Strategies Fund, Inc.

Date: April 23, 2008


By: /s/ Neal J. Andrews
    -----------------------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock Debt Strategies Fund, Inc.

Date: April 23, 2008